SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  June 24, 2004



                           YAAK RIVER RESOURCES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


  Colorado                      0-30489                     84-1097796
-------------------             -------------               ----------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


                    423 Baybridge Drive, Sugarland, TX 77478
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (281) 242-7656

Item 1.           Changes in Control of Registrant

                  None.


Item 2.           Acquisition or Disposition of Assets

                  None.


Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrant's Certifying Accountant

                  None.


Item 5.           Other Events and Regulation FD Disclosure

     On June 24, 2004, at a Special Shareholders' Meeting, a majority of the shareholders approved a one for 68 reverse split of the issued and outstanding common stock and approved a name change to a name to be determined by the Board of Directors. Articles of Amendment will be filed with the Secretary of State to effectuate such matters.


Item 6.           Resignations of Registrant's Directors

                  None


Item 7.           Financial Statements & Exhibits

                  Financial Statements:  None

                  Exhibits:  None


Item 8.           Change in Fiscal Year

                  None.

Item 9.           Regulation FD Disclosure

                  None.


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  None.


Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  Benefit Plans

                  None.


Item 12.          Results of Operations and Financial Condition

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2004


                                            YAAK RIVER RESOURCES, INC.



                                            By: /s/ Blaize Kaduru
                                                --------------------------------
                                                Blaize Kaduru, President